Borrowings	12 Months Ended
Dec. 31, 2022
Borrowings
Borrowings

NOTE P. BORROWINGS

Short-Term Debt

($ in millions)
At December 31:	2022	2021
Short-term loans	$8	$22
Long-term debt—current maturities	4,751	6,764
Total	$4,760	$6,787

The weighted-average interest rate for short-term loans was 7.6 percent and 6.7 percent at December 31, 2022 and 2021, respectively.

Long-Term Debt

Pre-Swap Borrowing

($ in millions)
At December 31:	Maturities	2022	2021
U.S. dollar debt (weighted-average interest rate at December 31, 2022):*
2.6%	2022	$—	$5,673
3.4%	2023	1,529	1,573
3.3%	2024	5,009	5,016
5.1%	2025	1,603	608
3.3%	2026	4,351	4,356
3.1%	2027	3,620	2,221
6.5%	2028	313	313
3.5%	2029	3,250	3,250
2.0%	2030	1,350	1,350
4.4%	2032	1,850	600
8.0%	2038	83	83
4.5%	2039	2,745	2,745
2.9%	2040	650	650
4.0%	2042	1,107	1,107
7.0%	2045	27	27
4.7%	2046	650	650
4.3%	2049	3,000	3,000
3.0%	2050	750	750
4.2%	2052	1,400	—
7.1%	2096	316	316
		$33,605	$34,290
Other currencies (weighted-average interest rate at December 31, 2022, in parentheses):*
Euro (1.1%)	2023-2040	$17,087	$15,903
Pound sterling	2022	—	406
Japanese yen (0.3%)	2024-2026	694	1,263
Other (16.0%)	2023-2026	361	378
		$51,747	$52,240
Finance lease obligations (3.5%)	2023-2030	239	99
		$51,986	$52,339
Less: net unamortized discount		835	839
Less: net unamortized debt issuance costs		138	130
Add: fair value adjustment**		(73)	311
		$50,940	$51,681
Less: current maturities		4,751	6,764
Total		$46,189	$44,917

*	Includes notes, debentures, bank loans and secured borrowings.
**

The portion of the company’s fixed-rate debt obligations that is hedged is reflected in the Consolidated Balance Sheet as an amount equal to the sum of the debt’s carrying value and a fair value adjustment representing changes in the fair value of the hedged debt obligations attributable to movements in benchmark interest rates.

The company’s indenture governing its debt securities and its various credit facilities each contain significant covenants which obligate the company to promptly pay principal and interest, limit the aggregate amount of secured indebtedness and sale and leaseback transactions to 10 percent of the company’s consolidated net tangible assets, and restrict the company’s ability to merge or consolidate unless certain conditions are met. The credit facilities also include a covenant on the company’s consolidated net interest expense ratio, which cannot be less than 2.20 to 1.0, as well as a cross default provision with respect to other defaulted indebtedness of at least $500 million.

The company is in compliance with all of its debt covenants and provides periodic certifications to its lenders. The failure to comply with its debt covenants could constitute an event of default with respect to the debt to which such provisions apply. If certain events of default were to occur, the principal and interest on the debt to which such event of default applied would become immediately due and payable.

In the first quarter of 2021, IBM Credit LLC early redeemed all of its outstanding fixed-rate debt in the aggregate amount of $1.75 billion with maturity dates ranging from 2021 to 2023 and deregistered with the U.S. Securities and Exchange Commission. The notes were redeemed at a price equal to 100 percent of the aggregate principal plus a make-whole premium and accrued interest. The company incurred a loss of approximately $22 million upon redemption that was recorded in other (income) and expense in the Consolidated Income Statement.

In the first quarter of 2022, the company issued $2.3 billion of Euro fixed-rate notes in tranches with maturities ranging from 8 to 12 years and coupons ranging from 0.875 to 1.25 percent, and $1.8 billion of U.S. dollar fixed-rate notes in tranches with maturities ranging from 5 to 30 years and coupons ranging from 2.20 to 3.43 percent. In the third quarter of 2022, the company issued $3.25 billion of U.S. dollar fixed-rate notes in tranches with maturities ranging from 3 to 30 years and coupons ranging from 4.00 to 4.90 percent.

Post-Swap Borrowing (Long-Term Debt, Including Current Portion)

($ in millions)
	2022		2021
		Weighted-Average		Weighted-Average
At December 31:	Amount	Interest Rate	Amount	Interest Rate
Fixed-rate debt	$43,898	2.7%	$49,976	2.8%
Floating-rate debt*	7,042	5.9%	1,705	2.6%
Total	$50,940		$51,681

*

Includes $6,525 million and $425 million in 2022 and 2021, respectively, of notional interest-rate swaps that effectively convert fixed-rate long-term debt into floating-rate debt. Refer to note T, “Derivative Financial Instruments,” for additional information.

Pre-swap annual contractual obligations of long-term debt outstanding at December 31, 2022, are as follows:

($ in millions)
Total
2023	$4,754
2024	6,367
2025	4,875
2026	4,700
2027	4,705
Thereafter	26,585
Total	$51,986

Interest on Debt

($ in millions)
For the year ended December 31:	2022	2021	2020
Cost of financing	$346	$392	$451
Interest expense	1,216	1,155	1,288
Interest capitalized	5	3	5
Total interest paid and accrued	$1,566	$1,550	$1,743

Refer to the related discussion in note E, “Segments,” for interest expense of the Financing segment. Refer to note T, “Derivative Financial Instruments,” for a discussion of the use of foreign currency denominated debt designated as a hedge of net investment, as well as a discussion of the use of currency and interest-rate swaps in the company’s debt risk management program.

Lines of Credit

On June 30, 2022, the company amended its existing $2.5 billion Three-Year Credit Agreement and $7.5 billion Five-Year Credit Agreement (the Credit Agreements) to extend the maturity dates to June 20, 2025 and June 22, 2027, respectively, and to replace the London Interbank Offered Rate (LIBOR) interest rate provisions with customary provisions based on the Secured Overnight Financing Rate (SOFR). The Credit Agreements permit the company and its subsidiary borrowers to borrow up to $10 billion on a revolving basis. The total expense recorded by the company related to these agreements was $11 million, $12 million, and $12 million in 2022, 2021, and 2020, respectively. Subject to certain conditions stated in the Credit Agreements, the borrower may borrow, prepay and re-borrow amounts under the Credit Agreements at any time during the term of such agreements. Funds borrowed may be used for the general corporate purposes of the borrower.

Interest rates on borrowings under the Credit Agreements will be based on prevailing market interest rates, as further described in the Credit Agreements. The Credit Agreements contain customary representations and warranties, covenants, events of default, and indemnification provisions. The company believes that circumstances that might give rise to breach of these covenants or an event of default, as specified in the Credit Agreements, are remote. As of December 31, 2022, there were no borrowings by the company under the Credit Agreements.

The company also has other committed lines of credit in some of the geographies which are not significant in the aggregate. Interest rates and other terms of borrowing under these lines of credit vary from country to country, depending on local market conditions. As of December 31, 2022, there were no material  borrowings by the company under these credit facilities.